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EXHIBIT 10.22
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                           NOTE PURCHASE AGREEMENT
                           -----------------------


         This NOTE PURCHASE AGREEMENT (the "Agreement") is made between CIAO CUCINA CORPORATION, an Ohio corporation (the "Company"), and BLUE CHIP CAPITAL FUND LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser") effective as of January 16, 1998. The parties hereby agree as follows:

         1. GENERAL. This Agreement sets forth the terms upon which the Purchaser will purchase a promissory note in the form attached hereto as Exhibit A (the "Note") from the Company providing for loans (the "Loans") of up to $500,000 principal amount to the Company. The obligations of the Company under the Note and the Loans have been secured by a security agreement of even date herewith (the "Security Agreement") executed by the Company in favor of the Purchaser. As partial consideration for the Loans and to induce Purchaser to enter into this Agreement, Company is delivering to Purchaser a common stock purchase warrant of even date herewith (the "Warrant") executed by the Company in favor of Purchaser. As soon as practicable after the date hereof, the Company and Purchaser shall enter into a registration rights agreement (the "Registration Rights Agreement") with respect to any shares issuable upon exercise of the Warrant (the "Warrant Shares") providing for one "demand" and unlimited "piggyback" rights and otherwise on such terms or conditions as Purchaser may specify. The Note, the Security Agreement, the Warrant, and the Registration Rights Agreement are collectively referred to herein as the "Loan Documents". Simultaneously with the execution of this Agreement, counsel to the Company is delivering its opinion to Purchaser with respect to certain of the matters set forth in Sections 3.1, 3.2, 3.3, 3.4 and 3.5 hereof, and the Company is delivering to Purchaser certified resolutions of the Company's Board of Directors with respect to the transactions contemplated hereby.

         2. LOANS. Upon the terms set forth in this Agreement and the Loan Documents, Purchaser may make loans to the Company in an aggregate principal amount of up to $500,000. On the date hereof, Purchaser is making a loan in the principal amount of $200,000. Any further loans by Purchaser hereunder shall be discretionary and Purchaser has no commitment or obligation to make such loans. All further loans, if any, shall be made in response to a written request therefor from the Company, which request must be received on or before December 30, 1998.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser that, except as set forth in Exhibit 3 hereto.

                  3.1 INCORPORATION OF THE COMPANY. The Company is a corporation duly organized and validly existing under the laws of


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EXHIBIT 10.22
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the State of Ohio with full corporate power and authority to execute, deliver and perform this Agreement and the Loan Documents to which the Company is a party, to conduct its business and to own its properties. This Agreement and the Loan Documents to which the Company is a party have been duly authorized by all necessary corporate action of the Company and constitute legal, valid and binding obligations of the Company enforceable against it in accordance with their terms.

                  3.2 NO CONFLICT. Neither the execution and delivery of this Agreement and the Note nor the completion of the transactions contemplated hereby or thereby will contravene or violate (a) any provision of the Articles of Incorporation or the Code of Regulations of the Company or any of its affiliates, (b) any agreement or commitment to which the Company, or any of its affiliates is a party or (c) any law or order of any court or governmental agency applicable to the Company, or any of its affiliates.

                  3.3 CAPITALIZATION. The authorized stock of the Company consists of 10,000,000 shares of Common Stock, of which ________ shares are duly issued and outstanding, and 100,000 shares of preferred stock, none of which are outstanding. None of the outstanding shares of Common Stock of the Company has been issued in violation of any federal or state securities laws. There are no outstanding commitments of any kind (including options, warrants and rights) relating to the issuance or transfer of any capital stock of the Company. The shares of Common Stock to be issued upon exercise of the Warrant will be validly authorized, duly issued and outstanding, fully paid and non-assessable and issued free and clear of all encumbrances and have been reserved for issuance. None of the outstanding capital stock of the Company was issued in violation of applicable law, preemptive right or agreement.

                  3.4 ORGANIZATION OF THE COMPANY. The Company has no subsidiaries and does not own, or have any agreement or commitment to acquire, any stock of any person or any direct or indirect equity or ownership interest in any other business. The Company is duly qualified as a foreign corporation and in good standing in each jurisdiction where the nature of its activities or ownership of property requires it to be so qualified.

                  3.5 APPROVALS. No approval or authorization of, or filing with, any governmental agency, and no consent or approval of any person, is required to be obtained or made by the Company in connection with the execution, delivery or performance of this Agreement or any Loan Document or any transactions contemplated hereby or thereby.

                  3.6 FINANCIAL STATEMENTS. The Company has delivered to Purchaser true and correct copies of the financial statements of the Company as at December 31, 1996 and for the year then


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EXHIBIT 10.22
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ended and as at October 31, 1997 (the balance sheet of the Company as of October
31, 1997 is hereinafter referred to as the "Balance Sheet") and for the period then ended. Such financial statements fairly present the assets, liabilities, financial condition and results of operations of the Company at such date and for such period, all in accordance with generally accepted United States accounting principles consistently applied throughout the periods involved.

                  3.7 NO UNDISCLOSED LIABILITIES. The Company does not have any liabilities or obligations of any nature that were not fully reflected or reserved against in the Balance Sheet, of a nature required to be so reflected or reserved in accordance with the United States generally accepted accounting principles consistently applied, except for immaterial liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the respective dates thereof. All reserves reflected in the Balance Sheet are adequate.

                  3.8 COMPLIANCE WITH LAW. The operations of the Company have been conducted in accordance with all applicable laws and regulations. The Company has not received any notification of any asserted present or past failure to comply with any such law or regulation. The Company has all licenses, permits and approvals from governmental agencies required for the conduct of its businesses and is not in violation of any of them. Each is in full force and effect, and no suspension or cancellation has been threatened. All required filings by the Company with the Securities and Exchange Commission or any state securities agency have been made. All of such filings comply in all material respects with the rules and regulations relating thereto, and none of such filings contains any misstatement of material fact or omits any material fact required to be stated therein or necessary to make the statements therein not materially misleading.

                  3.9 BROKERAGE FEES, ETC. No person has any claim for brokerage fees, commissions or similar payments with respect to the transactions contemplated hereby based upon any agreement or understanding made by the Company or any of its shareholders.

         4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to, and agrees with, the Company as follows:

         (a) This Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

         (b) The Note, the Warrant and the Warrant Shares will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the distribution thereof.


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EXHIBIT 10.22
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         (c) Purchaser acknowledges that the Note, the Warrant and the Warrant
Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and, therefore, cannot be resold unless subsequently registered under such Act or unless an exemption from such registration is available.

         (d) Purchaser or its representatives have been provided the opportunity to ask questions of and receive answers from one or more officers of the Company concerning the terms and conditions of this transaction and to obtain information concerning the Company.

         5. MISCELLANEOUS.
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         (a) The representations, warranties and covenants of the Company and
Purchaser contained herein or made pursuant to this Agreement shall survive the execution and delivery hereof and delivery of the Note.

         (b) The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, heirs and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         (c) This Agreement shall be governed by and construed under the internal laws of the State of Ohio as applied to agreements entered into and to be performed entirely within the State of Ohio.

         (d) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (e) The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (f) This Agreement, together with the Loan Documents, constitutes the entire agreement of the parties with respect to its subject matter.

         (g) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser.

         (h) The Company shall reimburse Purchaser for all legal fees and expenses incurred by it in connection with the


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EXHIBIT 10.22
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preparation and registration of this Agreement and the Loan
Documents. Purchaser may offset such fees and expenses against any of the Loans.


                                           BLUE CHIP CAPITAL FUND
                                           LIMITED PARTNERSHIP


                                           By:  Blue Chip Venture
                                                Company, its General
                                                Partner


                                           By: /s/ John H. Wyant
                                              --------------------------
                                           Name:  John H. Wyant
                                           Title: President


                                           CIAO CUCINA CORPORATION


                                           By: /s/ Catherine C. Jetter
                                              --------------------------
                                           Name:  Catherine C. Jetter
                                           Title: Vice President-Finance





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